Commitments Commitments	12 Months Ended
Dec. 31, 2019
Disclosure of additional information [Abstract]
Commitments

19.	COMMITMENTS
Capital commitments
As of December 31, 2019, the Company has $44.0 million in committed capital purchases (December 31, 2018 - $24.5 million).
Royalties
During the first quarter of 2019, the Company reached two million ounces of cumulative production at the Mulatos Mine, thus completing the third party royalty commitment. The Company incurred royalty expense of $2.1 million in 2019 (2018 - $10.6 million). The only royalty obligation remaining in Mexico is the 0.5% Extraordinary Mining Duty, which totaled $1.0 million for the year ended December 31, 2019, payable to the Mexican government (2018 - $1.2 million).
The Company pays a 1.5% net smelter royalty on production from the Young-Davidson mine. For the year ended December 31, 2019, the Company recorded a royalty expense of $4.0 million (2018 - $3.5 million). In addition, other royalties related to production totaled $0.4 million for the year ended December 31, 2019 (2018 - $0.1 million).
At the Island Gold mine, the Company pays a 3% net smelter royalty on production from the Lochalsh claims, a 2% net smelter return royalty in addition to a 15% net profit interest royalty per ounce produced from the Goudreau claims, as well, a 4.38% net smelter return royalty and a 10.38% net profit interest royalty per ounce produced from Goudreau Lake claims. For the year ended December 31, 2019, the Company recorded a royalty expense of $9.9 million at Island Gold (2018 - $6.2 million).
In addition, a third party has a 2% net smelter return royalty on production from a portion of the Company's Turkish projects. The Company is also subject to a state royalty on production in Turkey, subject to certain deductions. No payments have been made, as the projects are not in production.